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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) - October 31, 2000


                                _______________


                             TRIAD HOSPITALS, INC.
                         TRIAD HOSPITALS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                           000-29816                75-2816101
(State or other jurisdiction of                333-84743                51-0389776
         Incorporation)                 (Commission File Number)       (IRS Employer
                                                                    Identification No.)

                13455 Noel Road, Suite 2000                               75240
                       Dallas, Texas                                   (Zip Code)
           (Address of principal executive offices)


                                 (972) 789-2700
              (Registrant's telephone number, including area code)


                                _______________


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Item 5.  Other Events.

     On October 31, 2000, Triad Hospitals, Inc. ("Triad") issued a press release reporting its third quarter earnings. Included herewith as Exhibit 99.1 is Triad's press release related to this announcement and such information is incorporated herein by reference.

Item 7.  Exhibits.

     99.1  Press Release of Triad Hospitals, Inc. dated October 31, 2000.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRIAD HOSPITALS, INC.



                              By:    /s/  Donald P. Fay
                                 -----------------------
                                 Donald P. Fay
                                 Executive Vice President,
                                    Secretary and General Counsel


Date: October 31, 2000

                              TRIAD HOSPITALS HOLDINGS, INC.



                              By:    /s/  Donald P. Fay
                                 -----------------------
                                 Donald P. Fay
                                 Executive Vice President,
                                    Secretary and General Counsel


Date: October 31, 2000

                                       3
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                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1             Press Release of Triad Hospitals, Inc. dated October 31, 2000.

                                       4